Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Simplicity Esports and Gaming Company (the “Company”) on Form 10-K for the year ended May 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roman Franklin, Chief Executive Officer of the Company, certify to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 26, 2022	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer
(principal executive officer and principal financial officer)